Exhibit 99.1

ECD Automotive Design Announces Agreement to Increase Factory Utilization and Drive Fixed-Cost Absorption

The Agreement Integrates Production from a Regional 4×4 Restoration Shop Into ECD’s Facility, With ECD Allocating a Minimum of Ten Percent of Its Annual Production Capacity to the Program

KISSIMMEE, Fla., Dec. 12, 2025 (GLOBE NEWSWIRE) -- ECD Automotive Design, Inc. (“ECD” or the “Company”) (NASDAQ: ECDA), the world’s largest Land Rover and Jaguar restoration company known for its custom luxury builds, including bespoke Defenders, Range Rovers, Jaguar E-Types, Ford Mustangs, and Toyota FJs, today announced that it has signed an agreement to assume select builds from a regional 4x4 restoration and modification shop servicing the southern New England market.

CEO Scott Wallace commented, “Since going public, one of ECD’s primary objectives has been to fill our factory, which is a key driver on our path to achieving cash-flow breakeven. We believe ECD operates one of the most advanced facilities in the United States, backed by a deeply skilled team of artisan mechanics, upholsters and painters that produces high-end restomods across a wide variety of models. Working with regional builders that address unique pockets of demand but don’t necessarily have the capacity to fulfill the orders is a win-win for both parties. We’re able to absorb incremental volume efficiently with our existing infrastructure, and they gain access to the craftsmanship, capacity, and reliability that ECD is known for.”

CFO Victoria Hay added, “This agreement is another meaningful step in improving our cost structure, enabling us to deploy our skilled workforce more efficiently, smooth production planning, and strengthen unit economics. By committing at least ten percent of our production capacity to this collaboration, we expect to add a minimum of twenty units per year to our backlog. We anticipate the agreement to have a positive contribution margin, supporting stronger overhead absorption across the business.”

About ECD Auto Design

ECD, a public company trading under ECDA on the Nasdaq, is a creator of restored luxury vehicles that combines classic English beauty with modern performance. Currently, ECD restores Land Rover Defenders, Land Rover Series IIA, the Range Rover Classic, the Jaguar E-Type and we have recently added Ford Mustang and Toyota FJ. Historically, each vehicle produced by ECD was fully bespoke, a one-off that is designed by the client through an immersive luxury design experience and hand-built from the ground up in 2,200 hours by master-certified Automotive Service Excellence ("ASE") craftsmen. The Company was founded in 2013 by three British "gear heads" whose passion for classic vehicles is the driving force behind exceptionally high standards for quality, custom luxury vehicles. ECD's global headquarters, known as the "Rover Dome," is a 100,000-square-foot facility located in Kissimmee, Florida that is home to 98 staff with 67 talented craftsmen and technicians, who hold a combined 66 ASE and three master level certifications. ECD has an affiliated logistics center in the U.K. where its employees work to source and transport 25-year-old work vehicles back to the U.S. for restoration. For more information, visit www.ecdautodesign.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “attempting,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2024 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Investor Relations

investorrelations@ecdautodesign.com